COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 3
dated December 28, 2021 to the Prospectus dated May 1, 2021, as supplemented through September 29, 2021

The name of the CREF Bond Market Account (the “Account”) will change as of the effectiveness of CREF’s 2022 annual registration statement update on or about April 29, 2022 (the “Effective Date”). Therefore, as of the Effective Date, all references to the Account in the Prospectus are hereby changed as follows:

Existing name	New name
CREF Bond Market Account	CREF Core Bond Account

Proposals for action at the 2022 meeting of CREF participants

We anticipate that the next meeting of CREF participants will be held in July 2022; however, the exact date, time and location of such meeting have yet to be determined. Proposals submitted by or on behalf of participants pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the proxy materials for the 2022 participant meeting must be received by the CREF Corporate Secretary no later than March 18, 2022. The submission of a proposal does not assure its inclusion in CREF’s proxy statement or presentation at the meeting. Unless CREF is notified by April 27, 2022 of other matters that may be properly brought before the 2022 participant meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

A41173 (12/21)

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 4
dated December 28, 2021 to the Statement of Additional Information (“SAI”) dated May 1, 2021, as supplemented through November 10, 2021

The name of the CREF Bond Market Account (the “Account”) will change as of the effectiveness of CREF’s 2022 annual registration statement update on or about April 29, 2022 (the “Effective Date”). Therefore, as of the Effective Date, all references to the Account in the SAI are hereby changed as follows:

Existing name	New name
CREF Bond Market Account	CREF Core Bond Account

A41174 (12/21)